Goodwill	12 Months Ended
Apr. 30, 2024
Disclosure of detailed information about intangible assets [abstract]
Goodwill
9.
GOODWILL

The goodwill was acquired as a result of the acquisitions of U-Protein, IPA Europe and, BioStrand. The changes in the value of goodwill during the year ended April 30, 2024, 2023 and 2022 are as follows:

(in thousands)	$
Balance, April 30, 2022	19,635
Foreign exchange	1,996
Asset impairment	(2,460)
Balance, April 30, 2023	19,171
Foreign exchange	(323)
Asset impairment	(11,161)
Balance, April 30, 2024	7,687

Impairment testing

For annual impairment testing, goodwill is allocated to the following cash-generating units ("CGU"):

(in thousands)	April 30, 2024 $	April 30, 2023 $
Oss	3,056	3,109
Utrecht	4,631	4,710
BioStrand	—	11,352
	7,687	19,171

The recoverable amount of each CGU was based on value-in-use calculations and determined using a five-year forecast for Utrecht and Oss and a seven-year forecast for BioStrand, followed by a terminal growth rate determined by management. The present value of the forecasted cash flows of each CGU is determined by applying a discount rate reflecting a current market assessment of the time value of money and risks specific to the CGU. The recoverable amount, growth rate assumptions and discount rates for each CGU as of April 30, 2024, 2023 and 2022 are as follows:

	Recoverable amount		Terminal growth rates		Discount rates
(in thousands)	2024 $	2023 $	2024%	2023%	2024%	2023%
Oss	5,965	6,723	2.5%	2.5%	22.0%	21.6%
Utrecht	12,737	11,405	2.5%	2.5%	19.0%	18.6%
BioStrand	14,611	31,546	2.5%	2.5%	45.0%	33.1%

The terminal growth rates consider the average GDP growth rate of the Netherlands and Belgium. The discount rates reflect management’s assessment of market and specific risk of the CGU. Both the Oss and Utrecht CGUs operate in the same region and are included in the same operating segment of the Company. The cash flow forecasts include a key management assumption that future profit margins will remain stable and is based on previous performance of the CGU. The assumption for future profit margins is based on management’s review of the prior three years of performance of the CGU.

During the year ended April 30, 2023, the Company recorded an impairment loss of $2.5 million for the BioStrand CGU. The loss was recorded as a reduction in goodwill. The primary factor for the impairment included a rise in the discount rate as compared to the prior year, along with a delay in expected cash flows in the forecast. The increased discount rate relates to increases in the forecast risk for the BioStrand CGU, increased economic risk, and increased global interest rates as compared to the prior year.

During the year ended April 30, 2024, the Company recorded an impairment loss of $11.2 million on impairment of goodwill and $3.9 million on impairment of intangible assets for the BioStrand CGU. The loss was recorded as a reduction in goodwill and the intangible assets. The primary factor for the impairment included a rise in the discount rate as compared to the prior year, along with a delay in expected cash flows in the forecast. The increased discount rate relates to increases in the forecast risk for the BioStrand CGU, increased economic risk, and increased global interest rates as compared to the prior year.